UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2002

ELEVON, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	95-2862954
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

303 Second Street
San Francisco, California    94107
(Address of Principal Executive Offices including Zip Code)

(415) 495-8811
(Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

On September 6, 2002, Elevon, Inc. (the "Company") sold all of the outstanding shares of Elevon International Limited and its subsidiaries, the Company's Elevon 5 intellectual property, and certain of the Company's North American Elevon 5 net assets (the "Sale") to Novele Limited for $16.5 million in cash pursuant to a Share Purchase Agreement and a Deed of Assignment of e-5. The Company received approximately $15.7 million at the closing with the remaining $800,000 due on or before December 31, 2002 subject to certain conditions under the terms of the Share Purchase Agreement. In connection with the Sale, the Company entered into software distribution agreements (the "Software Distribution Agreements") with Elevon Limited, a subsidiary of Novele Limited, covering the Company's Active Financial Planning and Elevon 2 intellectual property. The Share Purchase Agreement, Deed of Assignment of e-5 and Software Distribution Agreements are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and are incorporated into this item of this report as if fully set forth herein. The full text of the press release announcing the transactions described above is attached hereto as Exhibit 99.1 and is incorporated into this item of this report as if fully set forth herein.

Item 5. Other Events

On September 6, 2002, in connection with the Sale described in Item 2 of this Report, the Company entered into software distribution agreements (the "Software Distribution Agreements") with Elevon Limited, a subsidiary of Novele Limited, covering the Company's Active Financial Planning and Elevon 2 intellectual property. The Software Distribution Agreements are attached hereto as Exhibits 2.3 and 2.4, respectively, and are incorporated into this item of this report as if fully set forth herein.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business to be Acquired

N/A

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information gives effect to the Sale described in Item 2 of this Report. The pro forma information is based on the historical consolidated statement of operations of Elevon, Inc. for the six month period ending June 30, 2002 and the twelve month period ending December 31, 2001 as if the Sale had occurred on June 30, 2002, or January 1, 2001, respectively, giving effect to the adjustments as discussed in the accompanying notes. Additionally the pro forma consolidated balance sheet of Elevon, Inc. is based on the historical consolidated balance sheet at June 30, 2002 as if the Sale had occurred on June 30, 2002, giving effect to the adjustments as discussed in the accompanying notes.

The unaudited pro forma consolidated financial information is not necessarily indicative of the actual operating results or financial position of Elevon, Inc. for the period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon current available information and certain assumptions set forth below in the notes to the unaudited pro forma consolidated financial statements.

ELEVON, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 2002
(in thousands)

                                                   HISTORICAL

                                                                      Elevon UK     Pro Forma
                                                        Elevon, Inc.  Operations    Adjustments  Notes Pro Forma
                                                        ------------  ------------  -----------  ----  ---------
                                                                        (Note 1)
ASSETS
Current assets:
   Cash and cash equivalents...........................      $5,060                    $15,700   (2)    $20,760
   Accounts receivable, net of allowances..............      11,332        (5,374)                        5,958
   Prepaid expenses....................................       1,483          (814)                          669
   Other receivables...................................          56           (54)         800   (3)        802
                                                        ------------  ------------  -----------        ---------
       Total current assets............................      17,931        (6,242)      16,500           28,189
Property and equipment, net                                   1,625          (459)                        1,166
Capitalized software, net of accumulated amortization         3,403                     (1,333)  (4)      2,070
Long-term accounts receivable..........................         112                                         112
Other assets...........................................         366                                         366
                                                        ------------  ------------  -----------        ---------
Total assets...........................................     $23,437       ($6,701)     $15,167          $31,903
                                                        ============  ============  ===========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable....................................      $2,312         ($743)                       $1,569
   Accrued liabilities.................................       7,139        (2,945)         750   (5)      4,944
   Income taxes payable................................                                    200   (7)        200
   Deferred revenue....................................      13,483        (6,098)                        7,385
                                                        ------------  ------------  -----------        ---------
       Total current liabilities.......................      22,934        (9,786)         950           14,098
Deferred revenue.......................................       1,162                                       1,162
Other long-term obligations............................       2,428          (935)                        1,493
                                                        ------------  ------------  -----------        ---------
       Total liabilities...............................      26,524       (10,721)         950           16,753
                                                        ------------  ------------  -----------        ---------

Stockholders' equity (deficit):
   Common Stock........................................          15                                          15
   Additional paid-in capital..........................      76,773                                      76,773
   Accumulated other comprehensive income..............         371          (230)                          141
   Accumulated deficit.................................     (80,246)        4,250       14,417   (6)    (61,579)
                                                                                          (200)  (7)       (200)
                                                        ------------  ------------  -----------        ---------
       Total stockholders' equity/(deficit)............      (3,087)        4,020       14,217           15,150
                                                        ------------  ------------  -----------        ---------
Total liabilities and stockholders' equity/(deficit)...     $23,437       ($6,701)     $15,167          $31,903
                                                        ============  ============  ===========        =========
Notes:

(1) Includes assets and liabilities of Elevon International Limited  ("EIL") and Elevon 5 North America operations as of June 30, 2002 sold to Novele Limited.
(2) To reflect cash proceeds received from Novele Limited.
(3) To reflect proceeds due from Novele Limited on or before December 31, 2002, subject to certain conditions under the terms of the Share Purchase Agreement.
(4) To reflect sale of Elevon 5 intellectual property to Novele Limited.
(5) To reflect estimated transaction costs, including legal and accounting fees.
(6) To reflect the estimated gain on sale, including elimination of net deficit in EIL and Elevon 5 North America operations as of June 30, 2002, calculated as follows:
       Gross proceeds received or receivable                                                              $ 16,500
       Elevon 5 capitalized software (net)                                                                  (1,333)
       Estimated liabilities incurred as a result of the sale                                                 (750)
                                                                                                         ------------
       Subtotal                                                                                             14,417
       Elimination of net deficit in EIL and Elevon 5 North America operations as of June 30, 2002           4,020
                                                                                                         ------------
       Estimated gain on sale before income taxes                                                         $ 18,437
                                                                                                         ============
(7) To reflect estimated taxes payable associated with gain on sale.

ELEVON, INC.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDING JUNE 30, 2002
(in thousands, except per share amounts)

                                      HISTORICAL

                                                   Elevon UK    Pro Forma
                                      Elevon, Inc. Operations   Adjustments  Notes  Pro Forma
                                      ----------   ----------   ----------   -----  ---------
REVENUES:                                          (Note 1)
  License............................    $2,027      ($1,509)        $516      (2)    $1,034
  Maintenance........................    11,253       (4,139)                          7,114
  Consulting.........................    11,937       (4,255)                          7,682
                                      ----------   ----------   ----------          ---------
     Total revenues..................    25,217       (9,903)         516             15,830

OPERATING EXPENSES:
  Costs of revenues:
     Cost of licenses,
      maintenance and consulting.....    10,492       (4,292)                          6,200
     Amortization of
      capitalized software...........     1,933                      (498)     (3)     1,435
  Sales and marketing................     6,054       (2,195)                          3,859
  Product development................     3,141         (326)                          2,815
  General and administrative.........     3,600       (1,048)                          2,552
  Restructuring charge...............       892         (180)                            712
  Impairment of capitalized
    software.........................       365                                          365
  Special credit.....................    (1,732)                                      (1,732)
                                      ----------   ----------   ----------          ---------
     Total operating expenses........    24,745       (8,041)        (498)            16,206
                                      ----------   ----------   ----------          ---------
Operating income.....................       472       (1,862)       1,014               (376)
     Interest income, net............        43                                           43
                                      ----------   ----------   ----------          ---------
Income before income taxes...........       515       (1,862)       1,014               (333)
     Provision for income taxes......        50                                           50
                                      ----------   ----------   ----------          ---------

NET INCOME...........................      $465      ($1,862)      $1,014              ($383)
                                      ==========   ==========   ==========          =========

BASIC NET INCOME PER SHARE...........     $0.03                                       ($0.03)
                                      ==========                                    =========

Shares used to compute basic
     net income per share............    15,186                                       15,186
                                      ==========                                    =========

DILUTED NET INCOME PER SHARE.........     $0.03                                       ($0.03)
                                      ==========                                    =========

Shares used to compute diluted
     net income per share............    15,602                                       15,186
                                      ==========                                    =========

Notes:

(1) Reflects elimination of results of operations relative to EIL and Elevon 5 North America operations for the six months ending June 30, 2002.
(2) To reflect estimated royalty income that would have been earned under the terms of the Master Distribution Agreements.
(3) To reflect elimination of amortization resulting from disposal of Elevon 5 intellectual property.

ELEVON, INC.
PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDING DECEMBER 31, 2001
(in thousands, except per share amounts)

                                      HISTORICAL

                                                   Elevon UK    Pro Forma
                                      Elevon, Inc. Operations   Adjustments Notes  Pro Forma
                                      ----------   ----------   ----------  -----  ---------
REVENUES:                                          (Note 1)
  License............................    $8,665      ($2,532)      $1,641     (2)    $7,774
  Maintenance........................    22,110       (5,505)                        16,605
  Consulting.........................    18,290       (4,060)                        14,230
                                      ----------   ----------   ----------         ---------
     Total revenues..................    49,065      (12,097)       1,641            38,609
OPERATING EXPENSES:
  Costs of revenues:
     Cost of licenses,
      maintenance and consulting.....    18,206       (5,700)                        12,506
     Amortization of
      capitalized software...........     3,398                      (167)    (3)     3,231
  Sales and marketing................    12,459       (3,119)                         9,340
  Product development................     8,324          (87)                         8,237
  General and administrative.........     5,869       (1,243)                         4,626
                                      ----------   ----------   ----------         ---------
     Total operating expenses........    48,256      (10,149)        (167)           37,940
                                      ----------   ----------   ----------         ---------
Operating income.....................       809       (1,948)       1,808               669
     Interest income, net............       778                                         778
                                      ----------   ----------   ----------         ---------
Income before income taxes...........     1,587       (1,948)       1,808             1,447
     Provision for income taxes......       100                                         100
                                      ----------   ----------   ----------         ---------

NET INCOME...........................    $1,487      ($1,948)      $1,808            $1,347
                                      ==========   ==========   ==========         =========

BASIC NET INCOME PER SHARE...........     $0.10                                       $0.09
                                      ==========                                   =========

Shares used to compute basic
     net income per share............    14,917                                      14,917
                                      ==========                                   =========

DILUTED NET INCOME PER SHARE.........     $0.10                                       $0.09
                                      ==========                                   =========

Shares used to compute diluted
     net income per share............    14,958                                      14,958
                                      ==========                                   =========

Notes:

(1) Reflects elimination of results of operations of EIL for the year ending December 31, 2001.
(2) To reflect estimated royalty income that would have been earned under the terms of the Master Distribution Agreements.
(3) To reflect elimination of amortization resulting from disposal of Elevon 5 intellectual property.

(c) Exhibits.

Number

2.1 Share Purchase Agreement, dated as of September 6, 2002, by and between Elevon Inc., a Delaware corporation, and Novele Limited, a United Kingdom company.

2.2 Deed of Assignment of e-5

2.3 Software Distribution Agreement for AFP, dated as of September 6, 2002, by and between Elevon Inc., a Delaware corporation, and Elevon Limited, a subsidiary of Novele Limited.

2.4 Software Distribution Agreement for e-2, dated as of September 6, 2002, by and between Elevon Inc., a Delaware corporation, and Elevon Limited, a subsidiary of Novele Limited.

99.1 Press Release dated September 6, 2002 announcing the Sale and the Software Distribution Agreements.

ELEVON SYSTEMS, INC.

FORM 8K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELEVON, INC.

(Registrant)
Date: September 20, 2002

By:	/s/ Stanley V. Vogler

Stanley V. Vogler
Chief Financial Officer
(Principal Financial and Accounting Officer)